6. PROPERTY AND EQUIPMENT	12 Months Ended
Dec. 31, 2017
Property, Plant and Equipment [Abstract]
PROPERTY AND EQUIPMENT

Property and equipment consists of the following:

	Est. Useful Lives	December 31, 2017	December 31, 2016
Computer equipment and software	5 years	$32,666	$28,344
Furniture and fixtures	7 years	82,529	82,529
Office equipment	5 years	20,533	20,533
Machinery and equipment	1-5 years	341,583	322,010
Autos	3 years	49,238	49,238
Leasehold improvements	47 months	6,790	6,790
Total property and equipment		533,339	509,444
Less accumulated depreciation		(307,227)	(216,403)

Property and Equipment, Net		$226,112	$293,041

Depreciation expense for 2017 and 2016 was $68,820 and $101,877, respectively. In 2017 and 2016, respectively, approximately $22,000 and $21,600 of depreciation was capitalized into inventory as manufacturing overhead costs.